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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       January 24, 2000
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                           DELPHI FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                   001-11462                  13-3427277
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


 1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE   19899
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(Address of principal executive offices)                             (ZIP Code)


Registrant's telephone number, including area code   302-478-5142
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Item 5.  Other Events

On January 24, 2000, the Registrant issued a press release announcing it has received releases from liability relating to the Unicover matter from the Unicover retrocessionaires and pool and facility members. The releases were obtained in connection with a global resolution involving Reliance Group Holdings, Inc., its retrocessionaires and a group of ceding companies and
brokers.   Delphi contributed to this process by agreeing to rescind a quota share reinsurance contract with Reliance Insurance Company. Accordingly, Delphi has restated its financial results to exclude the effects of this contract. A copy of such press release, including restated consolidated statements of income for the first three quarters of 1999, is attached as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

     Exhibit Number    Description of Exhibits
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          27.1         Restated Financial Data Schedule - March 31, 1999
          27.2         Restated Financial Data Schedule - June 30, 1999
          27.3         Restated Financial Data Schedule - September 30, 1999
          99.1         Registrant's January 24, 2000 press release.



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DELPHI FINANCIAL GROUP, INC.

                                          By: /s/ ROBERT ROSENKRANZ
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                                             Robert Rosenkranz
                                             Chairman of the Board, President
                                             and Chief Executive Officer
Dated: January 24, 2000